Exhibit 3.1

ROSS MILLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4298
(775) 684-5708
Website: secretaryofstate.biz

                                                            Document Number
                                                            20080087698-28
                                                            Filing Date and Time
                                                            02-06-2008 11:50 AM
                                                            Entity Number
                                                            E0075652008-8

                                                          Filed in the office of
                                                                /s/ Ross Miller
                                                                    Ross Miller
                                                              Secretary of State
                                                                 State of Nevada

                            ARTICLES OF INCORPORATION
                              (PURSUANT TO NRS 78)

1. Name of Corporation:           Tripod International, Inc.

2. Resident Agent Name &
   Street Address:                Eastbiz.com, Inc.
                                  5348 Vegas Drive
                                  Las Vegas, Nevada 89108

3. Shares:                        Number of Shares with par value: 75,000,000
                                  Par value: $.001
                                  Number of Shares with par value:

4. Name & Address of Board
   Of Directors/Trustees:         1. Vera Vechera
                                     Office 1310, 5 Xinhua Street
                                     Tiexi District, Shenyang, Liaoning Province
                                     China 110023

5. Purpose:


6. Name, Address & Signature
   Of Incorporator:               Sherry Williams-Lamb  /s/ Sherry Williams-Lamb
                                  5348 Vegas Drive
                                  Las Vegas, Nevada 89108

7. Certificate of Acceptance      I hereby accept appointment as Resident Agent
   Of Appointment of Resident     for the above named corporation.
   Agent:
                                  /s/ Sherry Williams-Lamb            02/05/08
                                  Authorized Signature of R.A.          Date